SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                             FORM 8-K/A
                         AMENDMENT NO. 1 TO
                           CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

                       Date of Report/Amendment
                            June 11, 1999
           (to Current Report dated February 17, 1999)

                   COMMISSION FILE NO. 0-25842

            PG&E GAS TRANSMISSION, NORTHWEST CORPORATION
       (Exact name of registrant as specified in its charter)

          California                                     94-512922

(State or other jurisdiction of                      (IRS Employer
incorporation)                              Identification Number)

2100 SW River Parkway, Portland, OR                          97201
(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code:  (503) 833-4000

The registrant's Current Report on Form 8-K dated February 17, 1999, is amended in its entirety as follows:

Item 4.  Changes in Registrant's Certifying Accountant

     Upon recommendation of the Audit Committee of the PG&E Corporation Board of Directors, on February 17, 1999, the Board of Directors of PG&E Corporation, the parent corporation of PG&E Gas Transmission, Northwest Corporation, declined to reappoint Arthur Andersen LLP ("AA"), as the independent public accountants to examine the financial statements of PG&E Corporation and its subsidiaries, including PG&E Gas Transmission, Northwest Corporation, for fiscal year 1999. AA's reports on the financial statements of PG&E Gas Transmission, Northwest Corporation for fiscal years 1998 and 1997, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The audit for fiscal year 1998 was completed on February 8, 1999 and filed with the Securities and Exchange Commission with the registrant's annual report on Form 10-K on March 29, 1999. During 1997 and 1998 and the subsequent interim period through March 29, 1999, there were no disagreements (as such term is defined in instruction 4 to Item 304 of Securities and Exchange Commission Regulation S-K) with AA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of AA would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. Attached hereto is a copy of a letter from Arthur Andersen LLP to the Securities and Exchange Commission indicating it agrees with the statements made in this report.

     On February 17, 1999, the Board of Directors of PG&E Corporation selected Deloitte and Touche LLP, as the independent public accountants to examine the financial statements of PG&E Corporation and its subsidiaries, including PG&E Gas Transmission, Northwest Corporation, for fiscal year 1999.

Item 7. Financial Statements, Pro Forma Financial Information, and Exhibits

Exhibit No.               Description

16                        Letter from Arthur Andersen LLP to
                          Securities and Exchange Commission

SIGNATURE
     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                       PG&E GAS TRANSMISSION, NORTHWEST CORPORATION

                       By:  STANLEY C. KARCZEWSKI
                            -----------------------------
                            Stanley C. Karczewski
                            Vice President of Finance and
                            Controller and Chief Financial Officer

Dated: June 11, 1999

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EXHIBIT INDEX

  Exhibit No.                 Description

  16                          Letter from Arthur Andersen LLP
                              to Securities and Exchange Commission